Lincoln National
Variable Annuity Fund A
Individual variable annuity contracts

Home Office:
1300 South Clinton Street
Fort Wayne, Indiana 46802
Telephone: 1-800-454-6265

This Prospectus describes an individual variable annuity contract issued by Lincoln National Life Insurance Company (Lincoln Life) for use with certain qualified and non-qualified retirement plans. The contractowner does not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or a fixed amount, or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the benefi-ciary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts all purchase payments into the fixed account, we guarantee the principal and a minimum in-terest rate. We limit withdrawals and transfers from the fixed side of the con-tract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Fund A (the fund), a segregated investment ac-count of Lincoln Life. The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A sec-ondary investment objective is the production of current income. The fund seeks to accomplish these objectives by investing in equity securities, primarily common stocks.

The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the fund. If the fund makes money, the contract value goes up; if the fund loses money, the contract value goes down. How much the contract value goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees any investment in the contract.

This Prospectus gives information about the contracts that one should know be-fore deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) dated April 30, 1999 about the con-tracts has more information about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lin-coln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

April 30, 1999

Table of contents

                                              Page
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
Special terms                                   2
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Expense tables                                  3
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Summary                                         4
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Condensed financial information for the fund    5
--------------------------------------------------
Investment results                              6
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Financial statements                            6
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Lincoln National Life Insurance Co.             6
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Fixed side of the contract                      6
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Fund A                                          6
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Charges and other deductions                    7
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The contracts                                   8
--------------------------------------------------

                                                          Page
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
Annuity payouts                                            10
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More information about the fund                            12
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Federal tax matters                                        13
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Voting rights                                              16
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Distribution of the contracts                              16
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State regulation                                           16
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Restrictions under the Texas Optional Retirement Program   17
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Records and reports                                        17
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Other information                                          17
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Table of Contents for SAI                                  18
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

Special terms

(Throughout this Prospectus, we have italicized the special terms.)

Accumulation unit - A measure used to calculate contract value for the vari-able side of the contract before the commencement of annuity date.

Annuitant - The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit - A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary - The person the contractowner chooses to receive the death bene-fit that is paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner - The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian (1) of a qualified pension or profit-sharing plan or (2) of an Individual Retirement Annuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred com-pensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.

Contract value - At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our) - Lincoln National Life Insurance Com-pany.

Purchase payments - Amounts paid into the contract.

Participant - The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax shel-tered annuity.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                          Single  Periodic
                                          Premium Premium
Sales load on purchase payments           2%+$50   4.25%
Administrative expense                       $65   1.00%
Minimum death benefit rider (if elected)    .75%    .75%

We may waive or reduce these charges in certain situations. See Charges and other deductions. For existing holders of periodic payment contracts, we may increase the combined sales and administrative expense charge above 5.25% for any year's payment that is more than twice the original year's payment.

Fund A annual expenses (as a percentage of average net assets)

Management fees                    0.32%
Mortality and expense risk charge  1.00%
                                   -----
  Total Annual Expenses            1.32%

Examples
(expenses of the contract and the fund)

                                        1 Year    3 Years   5 Years  10 Years
                                       S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
------------------------------------------------------------------------------
Contractowner would pay the following
 expenses on a $1,000 investment,
 assuming 5% annual return on assets:  $154 $73  $178 $99  $205 $128 $279 $209

We provide this table and these examples to help the contractowner and partici-pant understand the direct and indirect costs and expenses of the contract and the fund. The example assumes that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Pre-mium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is an individual annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities may only be purchased with a single payment; deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. The contracts are no longer being sold to new contractowners.

What is the fund? It is a separate account we established under Indiana insur-ance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.

Who invests the money? The investment advisor for the fund is Lincoln Life. The sub-advisor for the fund is Vantage Investment Advisors, Inc. See Fund A.

How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dol-lar. A secondary investment objective is the production of current income. See Fund A -- The investment advisor.

How does the contract work? A contractowner purchases accumulation units with purchase payments during the accumulation phase. If the contractowner decides to purchase annuity payouts, the accumulation units are converted to annuity units. The amount of an annuity payout will be based on the number of annuity units received and the value of each annuity unit on payout days. See The con-tracts.

What charges are there under the contract? We deduct sales load from each pur-chase payment (2% +$50 from a single payment, 4.25% from each periodic pay-ment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may re-duce or waive these charges in certain situations. See Charges and other deduc-tions.

We also will deduct any applicable premium tax from purchase payments.

The fund pays to us a management fee equal to 0.323%, and a mortality and ex-pense risk charge of 1.00% of the average daily net asset value of the fund. See Fund A -- Investment management. The fund also has other operating ex-penses.

What purchase payments must be made, and how often? Subject to the minimum and maximum payment amounts, the payments are completely flexible. See The con-tracts -- Periodic Purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to annuitize, he or she may select an annuity option and start receiving annuity payouts from the contract on a fixed basis, a variable basis, or a combination of both. See Annuity payout options. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the securi-ties in the fund's portfolio.

What happens if the contractowner or annuitant dies before annuitization? If the contractowner elects the minimum death benefits the beneficiary will re-ceive the greater of purchase payments (less rider premiums) or contract value. If the contractowner does not elect the minimum death benefit, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts -- Transfers.

May the contractowner surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If the contractowner surrenders the contract or makes a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if the contractowner decides to take a distribution before age 59 1/2, a 10% Internal Revenue Serv-ice (IRS) tax penalty may apply. A surrender or a withdrawal also may be sub-ject to 20% withholding. See Federal tax matters--Federal income tax withhold-ing.

Condensed financial information for the fund

(For an accumulation unit outstanding throughout the year)

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the fund for periods ending December 31st, is derived from the fund's financial statements which have been audited by Ernst & Young LLP, independent auditors. It should be read along with the fund's financial statements, notes and report of independent auditors which are included in the SAI.

                           1998     1997     1996     1995    1994    1993    1992    1991    1990    1989
------------------------------------------------------------------------------------------------------------
Investment income.......  $  .301  $  .286  $  .267  $ .251  $ .217  $ .204  $ .206  $ .181  $ .146  $ .183
Expenses................     .217     .178     .139    .114    .095    .090    .083    .076    .064    .062
                          -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
Net investment income...     .084     .108     .128    .137    .122    .114    .123    .105    .082    .121
Net realized and
 unrealized gain (loss)
 on investments.........    3.028    3.755    1.735   2.539   (.040)   .522   (.099)  1.402   (.102)   .786
                          -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
Net increase (decrease)
 in accumulation unit
 value..................    3.112    3.863    1.863   2.676    .082    .636    .024   1.507   (.020)   .907
Accumulation unit value
 at beginning of year...   15.600   11.737    9.874   7.198   7.116   6.480   6.456   4.949   4.969   4.062
                          -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
ACCUMULATION UNIT VALUE
 AT END OF YEAR.........  $18.712  $15.600  $11.737  $9.874  $7.198  $7.116  $6.480  $6.456  $4.949  $4.969
                          =======  =======  =======  ======  ======  ======  ======  ======  ======  ======
         RATIOS
Ratio of expenses to
 average net assets.....     1.28%    1.27%    1.28%   1.28%   1.27%   1.27%   1.27%   1.27%   1.28%   1.28%
Ratio of net investment
 income to average net
 assets.................      .54%     .77%    1.17%   1.65%   1.75%   1.72%   2.01%   1.85%   1.72%   2.63%
Portfolio turnover rate.    31.10%   32.56%   49.94%  48.95%  64.09%  49.90%  70.97%  36.99%  59.57% 201.20%
Number of accumulation
 units outstanding at
 end of year (expressed
 in thousands)..........    7,176    7,723    8,462   9,569   9,908  11,538  12,742  14,185  16,554  19,522

Investment results

At times, the fund may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further informa-tion.

Financial statements

The financial statements for the fund and the statutory-basis financial state-ments for Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.

Lincoln National Life Insurance Co.

Lincoln Life was founded in 1905 and is organized under Indiana law. We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Our home office is located at 1300 South Clinton Street, Fort Wayne, Indiana. The home office mailing address is P.O. Box 2340, Fort Wayne, Indiana 46801

Fixed side of the contract

Net purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and su-pervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940. Accordingly, neither the gen-eral account nor any interests in it are regulated under the Securities Act or the Investment Company Act. Lincoln Life has been advised that the staff of the SEC has not reviewed the disclosures included in this Prospectus which re-late to our general account and to the fixed account under the contract. Cer-tain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus may apply to these disclo-sures, however. This Prospectus serves as a disclosure document only for as-pects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract are in the contract.

The contract specifies that net purchase payments allocated to the fixed side of the contract will be credited with a minimum interest rate of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt of that purchase payment, if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the fund as a segregated investment ac-count under Indiana Law. It is registered with the SEC as an open-end, diver-sified management investment company under the provisions of the Investment Company Act. Diversified means not owning too great a percentage of the secu-rities of any one company. The fund is a segregated investment account, mean-ing that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applica-ble contracts, credited to or charged against the fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The fund satisfies the definition of separate account under the federal secu-rities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the fund.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance.

Investment advisor
We are the investment advisor for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see Lincoln National Life Insurance Co., above; and Management, in the SAI.

The current board of managers for the fund was elected by the contractowners (See Voting rights.) A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the In-vestment Company Act. The Board is responsible for authorizing investment pro-grams for the fund, for recommending any appropriate changes to those objec-tives and policies, and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's busi-ness affairs, subject to the authority of the board of managers.

A sub-advisory agreement is in effect between Lincoln Life and Vantage Invest-ment Advisors, Inc. ("Vantage"), 630 5th Ave., Suite 2670, New York, NY 10111, a Delaware corporation. Under it, Vantage may perform substantially all of the investment advisory services required by the fund. However, we remain primar-ily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.

Investment management
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the pro-duction of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversifica-tion means that we will keep the investments spread out over different indus-tries, and different companies within each industry. We will not concentrate any more than 25% of the fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity invest-ments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

For more detailed information on how we invest the assets of the fund, see Ap-pendix A of this Prospectus and Investment objectives and policies in the SAI.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economicconditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit invest-ment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information
For providing investment services to the fund, we make deductions aggregating
 .323% annually of the average daily value of the fund. The fund paid invest-ment advisory fees of $441,232 in 1998, $394,625 in 1997, and $345,624 in
1996.

Charges and other deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative costs in-clude: salaries, rent, postage, telephone, travel, legal, actuarial and ac-counting fees, office equipment, and stationery. The risks we assume include: the risk that annuitants receiving annuity payouts under a contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qual-ify for reduced sales or administrative charges; and the risk that our costs in providing the services will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits for which the charge is made. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. We may deduct a higher combined sales and administrative expense charge from any year's payment that is more than twice the original year's payment. Under sin-gle payment contracts, we deduct 2% plus $50 from the single purchase payment for sales and administrative expenses and $65 for administrative expenses. De-ductions for sales expenses made from purchase payments applied to purchase fixed-dollar accumulation units are the same as those made from purchase pay-ments applied to the fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applica-ble premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 4.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, deductions aggregating 1.002% an-nually of the average daily value of the fund are made consisting of .9% for mortality risk and .102% for expense risk.

We also deduct a management fee equal to 0.323% annually of the average daily value of the fund. See Fund A -- Other information.

Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower dis-tribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of adminis-trative or sales functions by the employer, (3) the use by an employer of auto-mated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribu-tion or administrative expenses. The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

Experience Rating Credit
The variable annuity contracts allow us to grant an "experience rating credit." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 1998, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.

The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make periodic purchase payments of at least $25 each under the periodic pur-chase payment contracts. The total of periodic purchase payments made in a sin-gle year must be at least $600.

Periodic purchase payments
Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops mak-ing purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trad-ing (currently 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, according to the contractowner's instructions. Purchase payments, less deductions, allo-cated to the fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is de-termined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase pay-ment is received at or after 4:00 p.m., New York time, we will use the accumu-lation unit value computed on the next valuation date. The number of accumula-tion units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units
Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation pe-riod. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

(1) The total value of the fund by its net asset value at end of the valuation period; minus

(2) The liabilities of the fund at the end of the valuation period; these lia-bilities include, daily charges imposed on the fund, and may include a charge or credit with re-
  spect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3) The result of steps (1) and (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee mul-tiplied by the number of calendar days in the valuation period.

Valuation of annuity units. We set the value of an annuity unit for the period ending March 1, 1967, at $1. We determine the value of the annuity unit for any following valuation period by multiplying (a) the annuity unit value from the previous valuation period by (b) the net investment factor for the valua-tion period containing the 14th day prior to the last day of the current valu-ation period by (c) a factor to neutralize the assumed investment rate (AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.

Transfer from the fund on or before the annuity commencement date
The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and (3) a transfer cannot be made during the first 30 days after the issue date of the contract.

Transfers after the annuity commencement date
The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these trans-fers. However, we reserve the right to impose a charge. No transfers are al-lowed from the fixed side of the contract to the fund.

Death benefit before the annuity commencement date
The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.

If the annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the annuitant; (2) written au-thorization for payment; and (3) our receipt of all required claim forms, fully completed.

The minimum death benefit is equal to the total purchase payments applied mi-nus any withdrawals, partial annuitizations, premium taxes incurred and rider premiums.

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Death of contractowner
If the contractowner of a nonqualified contract dies before the annuity com-mencement date, then, in compliance with the tax code, the cash surrender value of the contract will be paid as follows:

1. Upon the death of a nonannuitant contractowner, the cash surrender value shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this con-tract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the contractowner, the surviving spouse may elect to continue the contract, in his or her name as the new contractowner, and the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life an-nuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Contract proceeds from the fund will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of a portion of the contract value upon the contractowner's written request, subject to the rules discussed below. Surren-der or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we re-ceive a valid written request at the home office. The payment may be postponed as permitted by the Investment Company Act.

The tax consequences of a surrender are discussed later in this Prospectus. See Federal tax matters.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus.

We may terminate the contract, if the frequency of purchase payments or the contract value falls below the contractowner's state's minimum standards.

Reinvestment privilege
The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will re-credit the surrender/withdrawal charges previously deducted. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must rep-resent to us that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation units on the next valuation date (see More information about the fund -- Valuing the fund's assets). This computation will occur following re-ceipt of the proceeds and request for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax re-porting purposes, we will treat a surrender/withdrawal and a subsequent rein-vestment purchase as separate transactions. A tax advisor should be consulted before a request for surrender/withdrawal or subsequent reinvestment purchase is made.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the In-vestment Company Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 5.25% of each purchase pay-ment.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collater-ally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax advisor about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about the contracts should be directed to us at 1-800-454-6265.

Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued un-der qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annu-ity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semi-annual or annual in-stallments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees periodic payouts during a designated period of 10, 15 or 20 years, and then continues throughout the lifetime of the annuitant. The contractowner selects the desig-nated period.

Unit refund life annuity. This option offers a periodic payout during the life-time of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of:
(a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not available as a fixed payout).

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are exhausted. The minimum amount withdrawable under this option is not necessarily the recom-mended amount. This option is not available under contracts issued in connec-tion with Section 403(b) plans. (Not available as a fixed payout).

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout).

Annuity settlement. This option offers payouts in the form provided by any sin-gle payment immediate annuity contract issued by us on the date the proceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calcu-lating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and adminis-trative expenses has been made from the amount applied.

Life annuity. This option offers a periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a min-imum number of payouts or provision for a death benefit for beneficiaries. How-ever, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers a periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides a periodic payouts during the joint lifetime of the annuitant and a designated second per-son. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option): the present value of unpaid payments under the payouts for guaranteed period or life income with guaranteed period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lincoln Life under the payouts of designated amount or interest income. If the annuity set-tlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's es-tate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [see Assumed in-vestment rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General information
None of the options listed above currently provides withdrawal features, per-mitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the re-quirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge and the charge for administrative services will be assessed on all variable annuity payouts, in-cluding options that may be offered that do not have a life contingency and therefore no mortality risk.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at least 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account alloca-tions at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the ben-eficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regula-tions permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising se-ries of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the dif-ferent AIRs:

Annuity Unit Values Assumed Investment Rate

December
31        3.5%  4.5%  5%
----------------------------
1989      2.300 1.855 1.6667
1990      2.175 1.739  1.556
1991      2.565 2.031  1.809
1992      2.705 2.120  1.476
1993      2.870 2.227  1.964
1994      2.805 2.156  1.892
1995      3.718 2.830  2.472
1996      4.268 3.218  2.797
1997      5.482 4.094  3.541
1998      6.353 4.699  4.045

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with em-ployer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, you should assume that a deduction for sales and administrative ex-penses (which currently amounts to 2% plus $115 for single payment variable an-nuity contracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annu-ity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for im-mediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued. This number of annu-ity units does not change during the annuity period, and we determine the dol-lar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last reported sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Restrictions
The investments of the fund are subject to the provisions of the Indiana In-surance Law concerning earnings records, preferred stock overage, self-deal-ing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1. Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instru-mentalities thereof.

 2. Acquire more than 10% of the voting securities of any one issuer.

 3. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4. Underwrite securities of other issuers.

 5. Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6. Purchase commodities or commodity contracts.

 7. Make short sales of securities.

 8. Make purchases on margin, except for such short-term credits as are neces-sary for the clearance of transactions.

 9. Invest in the securities of a company for the purpose of exercising man-agement or control.

10. Place emphasis upon obtaining short-term trading profits, but it may en-gage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in Condensed financial information for the fund.) The securities markets in general have experi-enced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11. Plan to make investments in securities of other investment companies. How-ever, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Sales and administrative charges and agreements
The administrative and sales services are provided under a Sales and Adminis-trative Services Agreement executed by the Company and the fund. For sales and administrative expenses, the fund paid $10,852 in 1998, $9,784 in 1997, and $12,259 in 1996.

Custodian
Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245 ("Chase") is Custodian for the fund pursuant to a Custodian Agreement effec-tive October 1, 1998.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:


 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the fund must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual), the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the fund must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the fund must be "adequately diversified." IRS regulations de-fine standards for determining whether the investments of the fund are ade-quately diversified. If the fund fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the con-tract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the fund will be considered "adequately diver-sified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those lim-its, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the fund and thus subject to current taxation on the in-come and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the fund.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is pos-sible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the ex-cess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout op-tion, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity pay-out option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase pay-ments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdraw-als, surrenders, or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, a withdrawal or an annuity pay-out that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in your income.

Charges for a contract's death benefit
Your contract may have a minimum death benefit rider, for which you pay an an-nual charge, computed daily. It is possible that the tax law may treat all or a portion of the minimum death benefit rider charge as a contract withdrawal.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of Qualified Contracts and Terms of Contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 .received on or after the annuitant reaches age 59 1/2,

 . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should al-ways be consulted before you move or attempt to move funds between any quali-fied plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the re-cipient with a notice explaining these requirements and how the 20% withhold-ing can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the fund. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the fund. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the fund, we may impose a charge against the fund to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

Contractowners who have interests in the fund may cast votes. The number of votes the contractowners have the right to cast will be determined as follows: in the accumulation period, the number of votes equals the number of accumula-tion units; in the annuity payout period, the number of votes equals (a) the amount of assets in the fund established to meet the annuity obligations re-lated to the annuitant divided by (b) the value of an accumulation unit. Frac-tional shares will be recognized in determining the number of votes.

During the annuity period, every contractowner has the right to give instruc-tions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that contractowner.

Whenever a meeting of the fund is called, each contractowner having a voting interest in the fund will receive proxy voting material, reports, and other ma-terials.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. The con-tracts were sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with us and have been li-censed by state insurance departments to represent us. We are registered with the SEC as a broker-dealer, under the Securities Exchange Act of 1934, and are a member of the National Association of Securities Dealers (NASD).

State regulation

As a life insurance company organized and operating under Indiana law, the Com-pany is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana In-surance Department at all times. A full examination of our operations is con-ducted by the Indiana Department of Insurance at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a vari-able annuity contract issued under the ORP only upon: (1) termination of em-ployment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a cer-tificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the Investment Company Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the Investment Company Act or any other applicable law or regu-lation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the fund, Lincoln Life, and the contracts offered. Statements in this Prospectus about the content of the contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those docu-ments as filed with the SEC.

Preparing for Year 2000

Many existing computer programs use only two digits in the date field to iden-tify the year. If left uncorrected these programs, which were designed and de-veloped without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such prob-lems as purchase payment collection and deposit errors; claim payment difficul-ties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company, Inc. (Delaware), the provider of the accounting and valuation services for the fund.

However, both companies are wholly owned by Lincoln National Corporation
(LNC), which has had Year 2000 processes in place since 1996. LNC projects ag-gregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the fund. Del-aware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:
 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)
 .assessment and high-level planning and strategy
 .remediation of affected systems and equipment; and .testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT sys-tems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical re-sources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem. S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Fi-nancial services firms...are particularly vulnerable to...the risk that a ma-terial customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitor-ing the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of those proceedings are rou-tine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material ad-verse effect on the financial position of Lincoln Life.

Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substan-tial, the cases are in the preliminary stages of litigation, and it is prema-ture to make assessments about potential loss. If any, Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at his time.

Table of Contents for SAI

Item
General Information and History                   B-2
-----------------------------------------------------
Special Terms                                     B-2
-----------------------------------------------------
Investment Objectives and Policies of the Fund    B-2
-----------------------------------------------------
Management                                        B-2
-----------------------------------------------------
Investment Advisory and Related Services          B-3
-----------------------------------------------------
Brokerage Allocation                              B-3
-----------------------------------------------------
Purchase and Pricing of Securities Being Offered  B-3
-----------------------------------------------------

Item
Distribution of Variable Annuity Contracts  B-4
-----------------------------------------------
Federal Tax Status                          B-4
-----------------------------------------------
Other Services                              B-7
-----------------------------------------------
Underwriters                                B-7
-----------------------------------------------
Determination of Net Asset Value            B-7
-----------------------------------------------
Financial Statements                        B-7

18